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                                                                   EXHIBIT 10(n)


                             POLYVISION CORPORATION
                         866 North Main Street Extension
                              Wallingford, CT 06492

                                        May 24, 1995

The Alpine Group, Inc.
1790 Broadway, Suite 1500
New York, NY 10019

Gentlemen:

          This letter will serve to confirm our agreement that in the event PolyVision Corporation ("PolyVision") is not able to obtain adequate alternative financing upon the expiration of its credit facility with Congress Financial Corporation or if the availability under such credit facility and/or the Alpine credit commitment is inadequate to cover working capital needs, The Alpine Group, Inc. ("Alpine") agrees to fund working capital deficiencies on a temporary basis and in an amount not to exceed $2,500,000 on terms and conditions mutually agreeable to the parties. This letter agreement shall expire 12 months from the date hereof unless earlier terminated by the parties.

          This will also confirm that PolyVision agrees to use all reasonable efforts to secure such alternative financing (or refinancing), and Alpine agrees to use reasonable efforts to assist PolyVision in obtaining such financing.

          Please confirm your agreement to the terms of this letter agreement by signing and returning a copy of this letter agreement to the undersigned.

          Please confirm your agreement to the terms of this letter agreement by signing and returning a copy of this letter agreement to the undersigned.

                              Very truly yours,

                              POLYVISION CORPORATION


                              By:
                                 ---------------------------------------
                                   Ivan Berkowitz
                                   Chief Executive Officer

                              By:
                                 ---------------------------------------
                                   Alan J. Nickerson
                                   Chief Financial Officer and Secretary

CONFIRMED AND AGREED:

THE ALPINE GROUP, INC.

By:
   ----------------------------
     Bragi F. Schut
     Executive Vice President